December 5 2012

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

Supplement to Prospectus
Dated December 30, 2011,
As Supplemented, September 7, 2012

The following information supplements and supersedes any contrary information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Mid Cap Multi-Strategy Fund – Principal Investment Strategy" and "– Portfolio Management," and "Fund Details – BNY Mellon Mid Cap Multi-Strategy Fund" and "– Management":

The Board of Trustees of BNY Mellon Funds Trust has approved, subject to shareholder approval, Geneva Capital Management Ltd. (Geneva) as an additional sub-investment adviser to BNY Mellon Mid Cap Multi-Strategy Fund.  In addition, the board has approved, subject to shareholder approval, implementation of a "multi-manager" arrangement to enable BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the fund's investment adviser, to hire and replace, under certain circumstances, sub-investment advisers in the future that are either unaffiliated or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended (the 1940 Act)) of the investment adviser's ultimate parent company, which is The Bank of New York Mellon Corporation (BNY Mellon), without shareholder approval.

It is currently contemplated that shareholders of the fund as of January 8, 2013 (the Record Date) will be asked to vote on the "multi-manager" arrangement and the engagement of Geneva as an additional sub-investment adviser to manage a portion of the fund's assets, as described below, at a special meeting of shareholders to be held on or about February 28, 2013.  A proxy statement with respect to the proposals will be mailed prior to the meeting to fund shareholders as of the Record Date.

If approved by fund shareholders, Geneva would be engaged by the fund's investment adviser as an additional sub-investment adviser for the fund and the fund would implement a "multi-manager" arrangement on or about March 21, 2013 (the Effective Date).

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The fund's assets are allocated among multiple investment strategies employed by the fund's investment adviser, as well as one or more sub-investment advisers.  Currently, the fund's investment adviser intends to allocate the fund's assets among mid cap core, growth and value strategies employed by the investment adviser's portfolio managers, a mid-cap value strategy employed by Robeco Investment Management, Inc. (Robeco), an unaffiliated sub-investment adviser, and, subject to shareholder approval, a mid-cap growth strategy employed by Geneva,  an unaffiliated sub-investment adviser.

The fund's investment adviser determines the investment strategies and sets the target allocations and ranges.  The investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies, as of the Effective Date, will be as follows:

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Investment Strategy	Target	Range
Mid Cap Tax-Sensitive Core Strategy	30%	0% to 50%
Opportunistic Mid Cap Value Strategy	20%	0% to 30%
Mid Cap Growth Strategy	15%	0% to 30%
Robeco Mid Cap Value Strategy	20%	0% to 30%
Geneva Mid Cap Growth Strategy	15%	0% to 30%

The fund's investment adviser will seek to allocate the target percentage of the fund's assets to Geneva, and make any modifications to the target percentage of the fund's assets currently allocated to the other investment strategies, in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax impact to fund shareholders.  The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy employed by the fund's investment adviser or, subject to certain shareholder approvals described above, a sub-investment adviser, and the target allocations and ranges when the investment adviser deems it appropriate.

Geneva Mid Cap Growth Strategy

Geneva (subject to shareholder approval described above) is the fund's sub-investment adviser responsible for the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy.  Geneva is not affiliated with the fund's investment adviser.  Geneva will seek to identify high quality companies with low leverage, superior management, leadership positions within their industries, and a consistent, sustainable record of growth in managing its allocated portion of the fund's assets.  In selecting stocks, Geneva emphasizes bottom-up fundamental analysis to develop an understanding of a company supplemented by top-down considerations which include reviewing general economic and market trends and analyzing their effect on various industries.  Geneva also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that are highly leveraged, non-U.S. based, or do not have earnings.  Geneva's objective is to find companies that perform well over long periods of time.  Portfolio managers occasionally trim positions to take profits and maintain diversification, while using a proprietary valuation model that adds discipline to the investment process.  Geneva generally will sell a stock if it perceives a major change in the long-term outlook for the company or its industry, the stock becomes extremely overvalued based on Geneva's proprietary valuation model, or for portfolio diversification.

The benchmark for the portfolio managers responsible for the Geneva Mid Cap Growth Strategy is the Russell Midcap® Growth Index, which includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

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Portfolio Management

As of the Effective Date and subject to shareholder approval described above, the fund's investment adviser will engage Geneva to serve as the fund's sub-investment adviser responsible for the fund's assets allocated to the Geneva Mid Cap Growth Strategy.  Geneva, located at 100 East Wisconsin Avenue, Suite 2550, Milwaukee, Wisconsin 53202, is a Wisconsin corporation founded in January 1987.  As of September 30, 2012, Geneva had approximately $3.7 billion in assets under management.  Geneva, subject to the investment adviser's supervision and approval, will provide the day-to-day management of the portion of the fund's assets allocated to the Geneva Mid Cap Growth Strategy.  William A. Priebe, CFA, Amy S. Croen, CFA, Michelle J. Picard, CFA and William Scott Priebe will be the fund's portfolio managers responsible for the Geneva Mid Cap Growth Strategy.  Mr. William A. Priebe and Ms. Croen are managing principals and portfolio managers with Geneva, which they co-founded.  Ms. Picard is managing principal and portfolio manager with Geneva, where she has been employed since 1999.  Mr. William Scott Priebe is managing principal and portfolio manager with Geneva, where he has been employed since 2004.  Each member of the Geneva investment team is responsible for both research and portfolio management functions.

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If approved by shareholders at a meeting scheduled to be held February 28, 2013, as of the Effective Date, the fund will implement a "multi-manager" arrangement whereby the fund's investment adviser would be permitted to select one or more sub-investment advisers to manage distinct segments of the fund's portfolio in the future without obtaining shareholder approval.  The fund's investment adviser will evaluate and recommend to the trust's board sub-investment advisers for the fund.  The investment adviser will monitor and evaluate the performance of the sub-investment advisers for the fund and will advise and recommend to the trust's board any changes to the fund's sub-investment advisers.  In addition to Robeco, the fund's investment adviser currently has selected, and the trust's board has approved, subject to shareholder approval described above, Geneva as a sub-investment adviser to manage an allocated portion of the fund's assets.  The fund and the fund's investment adviser have received an exemptive order from the Securities and Exchange Commission (SEC) that permits the fund, subject to certain conditions and approval by the trust's board, to hire and replace unaffiliated sub-investment advisers and modify such sub-investment advisory arrangements without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fees paid by the fund's investment adviser to unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders.  The fund and the fund's investment adviser have applied for a new exemptive order from the SEC, which would replace the existing exemptive order, to permit the fund, subject to certain conditions and approval by the trust's board, to hire and replace sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries (as defined in the 1940 Act) of BNY Mellon.  The requested exemptive order, if granted by the SEC, also would relieve the fund from disclosing the sub-investment advisory fees paid by the fund's investment adviser to sub-investment advisers that are either unaffiliated or are wholly-owned subsidiaries in documents filed with the SEC and provided to shareholders; fees payable to sub-investment advisers that are wholly-owned subsidiaries would be aggregated with fees payable to the fund's investment adviser.  One of the conditions of the existing order, as well as the requested order, is that the trust's board, including a majority of the "non-interested" board members, must approve each new sub-investment adviser.  In addition, the fund is required to provide shareholders with information about each new sub-investment adviser within 90 days of the hiring of any new sub-investment adviser.

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December 5, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Mid Cap Multi-Strategy Fund

Supplement to Statement of Additional Information
Dated December 30, 2011,

As Supplemented, September 7, 2012

The following information supplements and supersedes any contrary information contained in the sections of the Fund's Statement of Additional Information entitled "The Funds and Their Investments – Mid Cap Multi-Strategy Fund" and "Management Arrangements":

The Board of Trustees of BNY Mellon Funds Trust has approved, subject to shareholder approval, Geneva Capital Management Ltd. ("Geneva") as an additional sub-investment adviser to BNY Mellon Mid Cap Multi-Strategy Fund.  In addition, the Trust's Board has approved, subject to shareholder approval, implementation of a "multi-manager" arrangement to enable BNY Mellon Fund Advisers, a division of The Dreyfus Corporation, the Fund's investment adviser, to hire and replace, under certain circumstances, sub-investment advisers in the future that are either unaffiliated or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of the Investment Adviser's ultimate parent company, which is The Bank of New York Mellon Corporation, without shareholder approval.

It is currently contemplated that shareholders of the Fund as of January 8, 2013 (the "Record Date") will be asked to vote on the "multi-manager" arrangement and the engagement of Geneva as an additional sub-investment adviser to manage a portion of the Fund's assets at a special meeting of shareholders to be held on or about February 28, 2013.  A proxy statement with respect to the proposals will be mailed prior to the meeting to Fund shareholders as of the Record Date.

If approved by Fund shareholders, Geneva would be engaged by the Investment Adviser as an additional sub-investment adviser for the Fund and the Fund would implement a "multi-manager" arrangement on or about March 21, 2013 (the "Effective Date").

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Sub-Investment Adviser--Geneva.  As of the Effective Date and subject to shareholder approval described above, the Investment Adviser will engage Geneva to serve as the Fund's sub-investment adviser responsible for the Fund's assets allocated to the Geneva Mid Cap Growth Strategy.  Geneva, subject to the Investment Adviser's supervision and approval, will provide the day-to-day management of the portion of the Fund's assets allocated to the Geneva Mid Cap Growth Strategy pursuant to a Sub-Investment Advisory Agreement (the "Geneva Sub-Advisory Agreement") between the Investment Adviser and Geneva.  The Geneva Sub-Advisory Agreement is subject to annual approval by (i) the Trust's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Independent Board members, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Geneva Sub-Advisory Agreement is terminable without penalty (i) by the Investment Adviser on 60 days' notice to Geneva, (ii) by the Trust's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice to Geneva, or (iii) by Geneva on not less than 90 days' notice to the Fund or the Adviser.  The Geneva Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for any reason.

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Geneva, located at 100 East Wisconsin Avenue, Suite 2550, Milwaukee, Wisconsin 53202, is a Wisconsin corporation founded in January 1987.  The names and principal occupations of the principal executive officers of Geneva are:  Amy S. Croen, Michelle J. Picard, William A. Priebe and William Scott Priebe, Managing Principals, and Kris Amborn, Chief Compliance Officer and Chief Operating Officer.  As of September 30, 2012, Geneva had approximately $3.7 billion in assets under management.

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Portfolio Management.  As of the Effective Date and subject to shareholder approval described above, William A. Priebe, CFA, Amy S. Croen, CFA, Michelle J. Picard, CFA and William Scott Priebe will be the Fund's portfolio managers responsible for the Geneva Mid Cap Growth Strategy.

Portfolio Manager Compensation--Geneva.  The portfolio managers responsible for the Geneva Mid Cap Growth Strategy are compensated by Geneva.  Total compensation for the Geneva portfolio management team, in which each member is a principal of Geneva, includes a base salary plus a fixed percentage of Geneva's profits based on ownership.  Geneva believes that its compensation plan allows for the portfolio management team to focus on delivering long-term performance for its clients.  Geneva also offers eligible employees the opportunity to participate in a company sponsored 401(k) retirement plan.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers responsible for the Geneva Mid Cap Growth Strategy and assets under management in those accounts as of August 31, 2012:

Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
William A. Priebe	4	$1.203B	0	N/A	480	$2.255B
Amy S. Croen	4	$1.203B	0	N/A	480	$2.255B
Michelle J. Picard	4	$1.203B	0	N/A	480	$2.255B
William Scott Priebe	4	$1.203B	0	N/A	480	$2.255B

None of the accounts managed by the portfolio managers listed above is subject to a performance-based advisory fee.

As of the date of this Supplement, none of the portfolio managers listed above owned any shares of the Fund.

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